UNITED STATES OF AMERICA

BEFORE

THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

WASHINGTON, D.C.

OHIO DIVISION OF FINANCIAL INSTITUTIONS

COLUMBUS, OHIO

___________________________________ )

Written Agreement by and among )

)

CSB BANCORP, INC. )

Millersburg, Ohio )

)

THE COMMERCIAL AND SAVINGS )

BANK OF MILLERSBURG )

Millersburg, Ohio ) Docket Nos. 00-021-WA/RB-HC

) 00-021-WA/RB-SM

FEDERAL RESERVE BANK )

OF CLEVELAND )

Cleveland, Ohio )

)

and )

)

OHIO DIVISION OF )

FINANCIAL INSTITUTIONS )

Columbus, Ohio )

___________________________________ )

WHEREAS, in recognition of their common goal to restore and maintain the financial soundness of CSB Bancorp, Inc., Millersburg, Ohio ("Bancorp"), a registered bank holding company, and its subsidiary bank, The Commercial and Savings Bank of Millersburg, Millersburg, Ohio (the "Bank"), a state chartered bank that is a member of the Federal Reserve System, Bancorp, the Bank, the Federal Reserve Bank of Cleveland (the "Reserve Bank"), and the Ohio Division of Financial Institutions (the "Division") have mutually agreed to enter into this Written Agreement (the "Agreement"); and

WHEREAS, on November 16, 2000, the boards of directors of Bancorp and the Bank, at duly constituted meetings, adopted resolutions authorizing and directing Daniel J. Miller, Chairman of Bancorp and the Bank, to enter into this Agreement on behalf of Bancorp and the Bank, respectively, and consenting to compliance with each and every applicable provision of this Agreement by Bancorp and the Bank and their institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the "FDI Act") (12 U.S.C. 1813(u) and 1818(b)(3)), where applicable.

NOW, THEREFORE, without this Agreement constituting an admission of any allegation made or implied by the Board of Governors of the Federal Reserve System (the "Board of Governors"), the Reserve Bank, or the Division, Bancorp, the Bank, the Reserve Bank, and the Division agree as follows:

Board of Directors and Management Review

1. (a) Within 30 days of this Agreement, the Bank's board of directors shall retain an independent consultant acceptable to the Reserve Bank and the Division to conduct a complete management review of the Bank's board of directors and management regarding all board, managerial, and operational functions of the Bank and to prepare a written report of findings and recommendations to the Bank's board of directors. The terms of the engagement with the independent consultant shall require that the review and the written report be completed and submitted to the Bank's board of directors within 75 days of the engagement of the independent consultant, and that the written report shall be forwarded to the Reserve Bank and the Division within 10 days of submission to the Bank. The independent consultant shall, at a minimum, be required to address, consider, and include the following:

The identification of the type and number of officer positions needed to manage and supervise adequately the affairs of the Bank;

(i) the identification of committees of the Bank's board of directors that are necessary to provide guidance and oversight to Bank management;

(ii) an evaluation of each officer to determine whether the individual possesses the ability, experience, and other qualifications required to perform competently present and anticipated duties, including the ability to provide appropriate oversight over the lending function, adhere to the established Bank's policies and procedures, restore and maintain the Bank to a safe and sound condition, and comply with the requirements of this Agreement;

(iii) assessment of the structure and makeup of the board of directors and determination of the structure and makeup needed, including the range and depth of experience of the directors, to supervise adequately the affairs of the bank; and

(iv) recommendations to recruit, hire, or appoint additional or replacement personnel with the requisite ability, experience, and other qualifications to perform competently their assigned duties.

(b) The primary purpose of the engagement of the independent consultant is to aid in the development of a board of directors and management structure suitable to the Bank's needs that is adequately staffed by qualified and trained personnel. At a minimum, the qualifications of management personnel shall be determined by their ability to: (i) comply with the requirements of all applicable laws and regulations as well as each and every provision of this Agreement; and (ii) restore and maintain all aspects of the Bank to a safe and sound condition, including asset quality and capital adequacy.

(c) Within 30 days after the Bank's receipt of the consultant's report, the Bank's board of directors shall submit a written plan to the Reserve Bank and the Division describing specific actions that the board of directors proposes to take in order to strengthen Bank management and to improve the board of directors's supervision over the Bank's officers. The plan shall fully address the findings and recommendations of the consultant's report.

Management Succession

2. (a) Within 130 days of this Agreement, the Bank shall develop a written plan providing for orderly management succession and submit the plan to the Reserve Bank and the Division. The plan shall, at a minimum, identify the individual(s) at the Bank who are considered to have the potential for advancement or promotion, the area(s) in which such individual(s) may assume new duties or responsibilities or the position(s) to which they may be promoted, and the training to be provided such individual(s) to ensure adequate management succession.

(b) Prior to the election or appointment of any director or senior executive officer during the term of this Agreement, Bancorp and the Bank shall provide notice to the Reserve Bank of such election or appointment as required by section 32 of the FDI Act (12 U.S.C. 1831i) and Subpart H of Regulation Y of the Board of Governors (12 C.F.R. 225, Subpart H), and to the Division.

Board Oversight

3. (a) Within 90 days of this Agreement, the Bank's board of directors shall establish and submit to the Reserve Bank and the Division an adequate board oversight program to establish and maintain effective control by the board of directors over and supervision of the senior management and the major operations and activities of the Bank. The program shall, at a minimum, address, consider, and include, oversight by the board of directors of the following:

(i) Risk identification and management systems, including credit risk identification and loan grading functions;

(ii) internal and external audit function;

(iii) internal control systems;

(iv) information and technology operations;

(v) training programs for the board of directors, management, and staff;

(vi) safe and sound operation of the trust department;

(vii) valuation methodology of the Bank's loan loss reserves;

(viii) compliance with applicable laws and regulations and written policies and procedures; and

(ix) management information systems to ensure that the board of directors is provided sufficient information to oversee and supervise the senior management and the major operations and activities of the Bank.

(b) Within 180 days of this Agreement, and semi-annually thereafter, the Bank's board of directors shall review management's adherence to the Bank's written policies and procedures and shall prepare written findings and conclusions of this review along with written descriptions of any management or operational changes that are made as a result of this review. The written findings shall be included in the minutes of the board of directors' meetings.

(c) The board of directors of Bancorp and the Bank shall maintain adequate and complete minutes of all board meetings, approve such minutes, and retain them for supervisory review.

Loan Policies and Procedures

4. (a) Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division acceptable written loan policies and procedures. The policies and procedures shall, at a minimum, address, consider, and include the following:

(i) Real estate appraisals, which shall, at a minimum, be consistent with the Board of Governors's Guidelines for Real Estate Appraisal Policies and Review Procedures and the requirements of Subpart G of Regulation Y of the Board of Governors (12 C.F.R. Part 225, Subpart G), made applicable to state member banks by section 208.18 of Regulation H of the Board of Governors (12 C.F.R. 208.18); and

(ii) consumer loans, which shall, at a minimum, be consistent with the Board of Governors's Guidelines on Uniform Retail Credit Classification and Account Management Policy.

(b) The Bank shall immediately take all steps necessary to correct the loan policy exceptions identified during the most recent examination of Bancorp and the Bank, dated May 30, 2000 (the "Report of Examination").

Accrual Procedures

5. The Bank shall not accrue interest on any asset that is, or becomes, 90 days or more past due as to principal or interest, unless such asset is "well-secured" and "in the process of collection" as those terms are used in the Instructions for the Preparation of Reports of Condition and Income.

Asset Improvement

6. (a) Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division an acceptable written plan designed to improve the Bank's position through repayment, amortization, liquidation, additional collateral or other means on each loan or other asset in excess of $100,000 that was past due as to principal or interest in excess of 90 days as of the date of this Agreement or that was adversely classified or listed for special mention by the Reserve Bank and the Division in the Report of Examination.

(b) The Bank shall also submit an acceptable written plan for each additional loan or other asset in excess of $100,000 that becomes past due as to principal and interest for more than 90 days, is adversely classified internally by the Bank, or is adversely classified or listed for special mention in any subsequent report of examination or visitation of the Bank, as part of the Bank's quarterly progress report required by paragraph 17(b) that is due following the event.

(c) Each plan required by paragraphs 6(a) and (b) above shall be formally approved by the Bank's loan committee and shall, at a minimum, address, consider, and include:

(i) A description of the current status of the loan or asset, including the book and nonbook carrying value, and the nature and value of the supporting collateral;

(ii) proposed actions to improve, reduce or eliminate the loan or asset, including specific target levels and timetables for achievement with projected balances and valuations of collateral and source of funds to be used; and

(iii) the borrower's acknowledgement of and response to the plan.

(d) The quarterly progress reports required by paragraph 17(b) shall include a written description of any changes in the plan for each loan or other asset described above and a copy of the Bank's most current internal watch list.

Loan Documentation

7. Within 60 days of this Agreement, the Bank shall take all steps necessary to correct all loan documentation and credit information deficiencies identified during the Report of Examination, including, but not limited to, obtaining accurate and current financial statements and appraisals; and, thereafter, the Bank shall maintain and update all loan documentation and credit information. In all cases where the Bank is unable to obtain such documentation or credit information for existing loans the Bank shall document and maintain such documentation within the appropriate file all actions taken to attempt to secure the information and the reasons that the information could not be obtained. The Bank shall take all steps necessary to maintain current and complete documentation on all loans consistent with its loan policy.

Allowance for Loan and Lease Losses

8. (a) Within 30 days of this Agreement, the Bank shall achieve and, thereafter, continue to maintain, through charges to current operating income, an adequate valuation reserve for loan losses. The adequacy of the reserve shall be determined in light of the volume of criticized loans, the current level of past due and nonperforming loans, past loan loss experience, evaluation of the probable losses in the Bank's loan portfolio, including the potential for the existence of unidentified losses in loans adversely classified and the imprecision of loss estimates, requirements of the Interagency Policy Statement on the Allowance for Loan and Lease Losses, dated December 22, 1993, SFAS 114, SFAS 5, and the Reserve Bank's and the Division's other criticisms contained in the Report of Examination.

Within 30 days of the Agreement, the Bank shall submit to the Reserve Bank and the Division a written record of the methodology used in determining the amount of the reserve needed to cover total loans. The Bank shall maintain documentation to support its loan loss reserve methodology for subsequent supervisory review. Thereafter, the Bank shall conduct, at a minimum, a quarterly assessment of its nonperforming loans and loan loss reserves and shall submit the assessment and supporting documentation to the Reserve Bank and the Division within 10 days of its completion.

Audit

9. Within 90 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division an acceptable written plan to establish the independence of the internal audit function and to strengthen overall internal audit procedures; and to ensure consistency with generally accepted auditing standards, supervisory guidelines, and banking industry standards, including, but not limited to, the independence of internal audit activities and reporting, the scope and frequency of audits, compliance with the regulatory policy statement regarding the outsourcing of internal and external audit activities, and the nature and frequency of periodic scheduled reports to the board of directors.

Internal Control Procedures

10. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division acceptable written procedures designed to strengthen and maintain the Bank's internal controls. The procedures shall, at a minimum, address, consider and include the following:

(a) adequate segregation of duties among personnel engaged in activities or responsibilities within the wire transfer area, trust department, information security, account maintenance, general ledger reconcilements, and borrowing activities;

(b) policies for monitoring, reporting and controlling overdrafts and overdraft lines of credit;

(c) appropriate reporting of, and training of employees with respect to, suspected criminal activity; and

(d) wire transfer activity, including the standards for recordkeeping of wire transfer activities.

Asset/Liability Management

11. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division an acceptable written asset/liability management policy designed to improve management of the Bank's interest rate risk. The revised policy shall address the guidelines established by the Interagency Policy Statement on Interest Rate Risk, and shall, at a minimum, also address, consider and include, the following:

(a) A periodic independent review of the Bank's interest rate risk model that: (i) provides a summary of the Bank's interest rate risk measurement techniques and management practices; (ii) identifies major critical assumptions used in the risk measurement process; and (iii) discusses the process used to derive those assumptions and provide an assessment of the impact of those assumptions on the Bank's measured exposure;

(b) guidelines for maintaining supporting documentation on the assumptions used by the Bank to model interest rate risk; and

(c) guidelines for providing model scenarios that incorporate a sufficiently wide change in market interest rates (e.g., +/- 200 basis points over a one year horizon) and immediate or gradual changes in market interest rates.

Trust Activities

12. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division acceptable written trust department policies and procedures that provide for the adequate management of fiduciary risk particularly with respect to internal controls, securities trading operations, trust account and asset reviews, trust records, accounting systems, and trust department audits. The written policies and procedures shall ensure that the trust department is operated in a safe and sound manner consistent with applicable state and federal laws and regulations and shall, at a minimum, address, consider and include the following:

(a) Segregation of duties among the Bank's trust department employees;

(b) limits on access to trust assets, records, critical forms, and the data processing systems and programs to only those persons who need such access to fulfill their duties and responsibilities, with, where necessary, dual controls relating to such access;

(c) written procedures to ensure that trust accounts are being administered pursuant to the requirements of the applicable trust instruments;

(d) a trust asset review process to ensure that asset reviews are periodically performed and documented to include, at a minimum, the analysis of appropriate investment research materials and the decision making process used by trust department personnel or the trust investment committee in the selection, retention, and sale of trust assets;

(e) procedures to ensure that trust assets are received, receipted, and maintained under joint custody or control;

(f) a written trust audit plan and audit policies and procedures that require, at a minimum, (i) internal auditors report directly to Bank's audit committee on a monthly basis; (ii) a complete audit of all aspects of the Bank's trust department operations be conducted on at least an annual basis; and (iii) an effective method to document management responses to audit exceptions and recommendations;

(g) policies and procedures for securities trading activities; and

(h) guidelines for the selection and documented periodic review of securities brokers utilized by the trust department.

Information Technology

13. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the Division acceptable written policies and procedures to strengthen and maintain the Bank's information technology activities. The policies and procedures shall address the Reserve Bank's and the Division's criticisms of the Bank's current procedures set forth in the Report of Examination, and shall, at a minimum, address, consider and include:

(a) Written policies for information technology that address, at a minimum, (i) development and acquisitions; (ii) networking and data security; (iii) guidelines for reporting system malfunctions and intrusions; (iv) end-user computing; and (v) networking of client/servers;

(b) written operation procedures manual; and

(c) guidelines for outsourcing arrangements.

Compliance with Laws and Regulations

14. The Bank shall immediately take all necessary steps consistent with sound banking practices to eliminate and/or correct all violations of laws and regulations set forth in the Report of Examination. In addition, the board of directors shall take necessary steps to ensure future compliance with applicable laws and regulations.

Dividends

15. Bancorp and Bank shall each not declare or pay any dividends without the prior written approval of the Reserve Bank, the Director of the Division of Banking and Supervision of the Board of Governors, and the Division. All requests for prior approval shall be received by the Reserve Bank and the Division at least 30 days prior to the proposed dividend declaration date and shall contain, but not be limited to, current and projected information on earnings, cash flow, capital levels and asset quality of the Bank.

Debt and Stock Redemption

16. (a) Bancorp shall not, directly or indirectly, incur any debt without the prior written approval of the Reserve Bank and the Division. All requests for prior written approval shall contain, but not be limited to, a statement regarding the purpose of the debt, the terms of the debt, and the planned source(s) for debt repayment and an analysis of the cash flow resources available to meet such debt repayment.

(b) Bancorp shall not redeem any stock without the prior written approval of the Reserve Bank and the Division.

Compliance with Agreement

17. (a) Within 15 days of this Agreement, the Bank's board of directors shall appoint a committee (the "Compliance Committee") comprised of at least 3 or more directors of the Bank, the majority of whom shall not be officers of the Bank, or principal shareholders as defined in section 215.2 (m) of Regulation O of the Board of Governors (12 C.F.R. 215.2(m)), to monitor and coordinate the Bank's compliance with the provisions of this Agreement.

(b) Within 30 days of the appointment of the Compliance Committee and, thereafter, within 30 days of the end of each quarter following the date of this Agreement (March 31, June 30, September 30, and December 30), the Compliance Committee shall submit a written quarterly progress report to the Bank's board of directors setting forth in detail the actions taken to comply with each provision of this Agreement and the results of those actions.

(c) Within 15 days after its receipt from the Compliance Committee, the Bank's board of directors shall forward a copy of the quarterly progress report described in paragraph 17(b) hereof, with any additional comments made by the board of directors, to the Reserve Bank and the Division. The Bank's board of directors shall certify in writing to the Reserve Bank and the Division that each director has reviewed each quarterly progress report required by this paragraph. Such reports may be discontinued when the Reserve Bank and the Division, in writing, releases the Bank from making further reports.

Approval of Plans, Policies, and Procedures

18. The plans, policies, and procedures required by paragraphs 4(a), 6(a) and (b), and 9 through 13 hereof shall be submitted to the Reserve Bank and the Division for review and approval. Acceptable plans, policies, and procedures shall be submitted to the Reserve Bank and the Division within the required time periods set forth in this Agreement. The Bank shall adopt plans, policies, and procedures within 10 days of receipt of comments from the Reserve Bank and the Division and then shall fully comply with them. During the term of this Agreement, the plans, policies, and procedures shall not be amended or rescinded without the prior written notification to the Reserve Bank and the Division.

Communications

19. All communications regarding this Agreement shall be sent to:

(a) R. Chris Moore

Senior Vice President

Federal Reserve Bank of Cleveland

East 6th & Superior

Cleveland, Ohio 44101-1387

(b) David A. Arnold

Deputy Superintendent for Banks

Ohio Division of Financial Institutions

77 South High Street, 21st Floor

Columbus, Ohio 432660121

(c) Douglas D. Akins

President and Chief Executive Officer

CSB Bancorp, Inc.

Commercial & Savings Bank

6 West Jackson Street

Millersburg, Ohio 44654-1302

20. Where applicable, the provisions of this Agreement shall be binding upon Bancorp and the Bank and its institution-affiliated parties, in their capacities as such, and their successors and assigns.

21. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated or suspended by the Reserve Bank and the Division.

22. Notwithstanding any provision of this Agreement to the contrary, the Reserve Bank and the Division may, in their sole discretion, grant written extensions of time to Bancorp and the Bank to comply with any provision of this Agreement.

23. The provisions of this Agreement shall not bar, estop or otherwise prevent the Board of Governors, the Reserve Bank, the Division or any federal or state agency or department from taking any other action affecting Bancorp, the Bank or any of its current or former institution-affiliated parties.

24. This Agreement is a "Written Agreement" for the purposes of, and is enforceable by the Board of Governors as an order issued under, section 8 of the FDI Act (12 U.S.C. 1818).

25. This Agreement is a "Written Agreement" under section 1121.32(A), 1121.33(A)(1)(a)(iv) and 1121.35(B) of the Ohio Revised Code. Violation of a written agreement is grounds for the Division to pursue a cease and desist, civil money penalties and/or the removal of any "Regulated Person" as defined under section 1121.01(A) of the Ohio Revised Code.

IN WITNESS HEREOF, the parties have caused this Agreement to be executed as of the 22nd day of November, 2000.

CSB Bancorp, Inc.	Federal Reserve Bank of Cleveland
By: /s/ Daniel J. Miller _____________________________ Daniel J. Miller Chairman	By: /s/ R. Chris Moore _____________________________ R. Chris Moore Senior Vice President
The Commercial and Savings Bank of Millersburg, Ohio	Ohio Division of Financial Institutions
By: /s/ Daniel J. Miller _____________________________ Daniel J. Miller Chairman	By: /s/ David A. Arnold _____________________________ David A. Arnold Deputy Superintendent for Banks

Each of the undersigned directors of Bancorp and the Bank acknowledges having read the foregoing Agreement and approves of the consent thereto by Bancorp and the Bank.

/s/ Douglas D. Akins _____________________________________ Douglas D. Akins	/s/ David W. Kaufman _____________________________________ David W. Kaufman
/s/ J. Thomas Lang _____________________________________ J. Thomas Lang	/s/ H. Richard Maxwell _____________________________________ H. Richard Maxwell
/s/ Daniel J. Miller _____________________________________ Daniel J. Miller	/s/ Samuel P. Riggle, Jr. _____________________________________ Samuel P. Riggle, Jr.
/s/ David C. Sprang _____________________________________ David C. Sprang	/s/ Samuel M. Steimel _____________________________________ Samuel M. Steimel
/s/ F. Joanne Vincent _____________________________________ F. Joanne Vincent